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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            Simpson Industries, Inc.
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                (Name of Registrant as Specified in Its Charter)
                            Simpson Industries, Inc.
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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                         ATTENTION SIMPSON SHAREHOLDERS:

                                   YOU DESERVE
                      A COMMITTED, QUALIFIED AND EXPERIENCED
                               BOARD OF DIRECTORS.

     THE DYSON NOMINEES HAVE DEMONSTRATED:

     -    NO EXPERIENCE IN THE AUTOMOTIVE SUPPLY INDUSTRY;

     -    NO CURRENT EXPERIENCE AS DIRECTORS OF A PUBLIC COMPANY;

     -    NO INTEREST IN OPERATING SIMPSON AS A GOING CONCERN; AND MOST
          IMPORTANTLY,

     - NO COMMITMENT TO YOU OR TO ANYTHING OTHER THAN THEIR PLAN FOR A QUICK-BUCK SALE OF SIMPSON.

Their self-confessed goal is to sell Simpson off to the highest bidder as promptly as possible. Their sole interest in Simpson is as a vehicle for a quick, short-term profit for John Dyson's private investment company, MMI.

We are convinced that John Dyson's nominees are NOT QUALIFIED to oversee your investment in Simpson, and NOT INTERESTED in serving as directors to oversee the management and operations of Simpson. It is our firm belief that they would have you elect them to the Simpson Board for one purpose and one purpose only - to push for their ill-advised, ill-timed and, in our opinion, irresponsible proposal to throw the company up for sale.

Do not be swayed by their self-serving analysis of Simpson and its position in the automotive supply industry. Your long-term interests are best served by the continuing execution of the Company's business plan under the experienced and committed direction of its current, independent Board of Directors.

Vote to protect your interests. Vote your WHITE proxy card today: FOR the election of the Board's nominees and AGAINST the MMI stockholder proposal.

Thank you for your continuing support.



                                 Sincerely,




                                 The Board of Directors of
                                 Simpson Industries, Inc.

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

          VOTE YOUR                      AGAINST THE
          PROXY FOR        |    AND         MMI         |
          DIRECTORS       \ /             PROPOSAL     \ /



/X/  Please mark your votes
     as in this example

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.             YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 2.

1. Election of Directors.                           FOR   WITHHELD    2. Stockholder Proposal if properly     FOR   AGAINST  ABSTAIN
   NOMINEES:  Susan P. Haka, George R. Kempton,     /X/     / /          presented at the meeting             / /     /X/      / /
   Walter J. Kirchberger, Roy E. Parrott,
   Ronald L. Roudebush, George A. Thomas and F. Lee
   Weaver

/ /
    ---------------------------------------
    For all nominees except as noted above
                                                     / / MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                                                     Date:                                                , 2000
                                                          ------------------------------------------------

                                                     Signature
                                                              ---------------------------------------------------

                                                     Signature
                                                              ---------------------------------------------------

                                                     Please sign exactly as your name appears hereon.
                                                     Each  executor,  administrator,  trustee,  guardian,
                                                     attorney-in-fact and other fiduciary should sign and
                                                     indicate his or her full title. When stock has been
                                                     issued in the name of two or more persons, all should
                                                     sign.


                                    CAUTION!

                 DO NOT RETURN ANY BLUE MMI PROXY YOU RECEIVE.

Returning an MMI proxy, even in protest and voting against their handpicked nominees and misguided proposal, will cancel out any earlier WHITE proxy you sent in. We therefore ask that you simply discard any BLUE cards you receive.


                        ATTENTION "STREET-NAME" HOLDERS:
                                   IMPORTANT

IF YOUR SHARES ARE HELD FOR YOUR ACCOUNT BY YOUR BROKER OR BANK, ONLY THEY CAN VOTE THEM AND THEY MUST HAVE YOUR INSTRUCTIONS TO DO SO.

Since this is a contested election, your broker cannot vote your shares without your instructions. Please sign, date and return your WHITE proxy card today. If you do not return your card, your shares will not be voted.

If you have any questions, or need assistance in voting your shares, please contact our proxy solicitor:

                           Innisfree M&A Incorporated

                             Toll Free:888-750-5834